-----------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                    -----------------------------------------
         Date of Report (Date of earliest event reported): May 21, 2004


                       PENNSYLVANIA COMMERCE BANCORP, INC.
        -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Pennsylvania               333-78445             25-1834776
 ----------------------------   --------------------- ---------------------
 (State or other jurisdiction of   (Commission         (I.R.S. Employer
incorporation or organization)     file number)        Identification No.)



       100 Senate Avenue, Camp Hill, Pennsylvania               17011
 ------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                (zip code)



                                 (717) 975-5630
             ------------------------------------------------------
                     (Telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure

         On May 21, 2004, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting that its Board of Directors has amended the Company's Dividend Reinvestment and Stock Purchase Plan to allow shareholders to make purchases monthly effective June 1, 2004. Purchases previously were permitted quarterly.


         A copy of the press release is attached as Exhibit 99 to this report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Pennsylvania Commerce Bancorp, Inc.
                                  ----------------------------------------------
                                           (Registrant)



         Date: May 21, 2004       /s/ Gary L. Nalbandian
                                  ----------------------------------------------
                                  Gary L. Nalbandian,
                                  Chairman and President

                                  /s/ Mark A. Zody
                                  ----------------------------------------------
                                  Mark A. Zody,
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.                 DESCRIPTION
-----------                 -----------

    99                     Press Release of Pennsylvania Commerce Bancorp, Inc.
                           dated May 21, 2004.